                                                                   EXHIBIT 10.47


                           IVEX PACKAGING CORPORATION

                                VOTING AGREEMENT

         This Voting Agreement (this "Agreement") is entered into as of September ____, 1997 among the undersigned holders of the shares of common stock of Ivex Packaging Corporation, a Delaware corporation (the "Corporation") and, for certain limited purposes, among such holders and the Corporation as provided herein.

                                   RECITALS:

         The Management Stockholders (as hereinafter defined) are (i) the owners of the shares of Common Stock of the Corporation set forth in Column 1 on Exhibit A attached hereto, (ii) the owners of the shares of Common Stock of the Corporation issued in connection with the Corporation's initial public offering set forth in Column 2 on Exhibit A attached hereto and (iii) the owners of the options which are exercisable for the number of shares of Common Stock of the Corporation set forth in Column 3 of Exhibit A attached hereto.

         Acadia Partners, L.P. ("Acadia") is the owner of the shares of Common Stock of the Corporation set forth in Exhibit B attached hereto.

         The Management Stockholders and Acadia desire to enter into an agreement to provide for the continuity of management of the Corporation.

         In consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.      Definitions.

         The following terms shall have the following definitions for the purposes of this Agreement:


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         "Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall at that time be in effect.

         "Board" means the Board of Directors of the Corporation.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the Corporation's common stock, par value $.01 per share, as constituted on the date hereof, any stock into which such common stock shall have been changed or exchanged or any stock resulting from any reclassification of such common stock and all other stock of any class or classes (however designated) of the Corporation the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions to any shares entitled to preference.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at that time.

         "Going Public Date" means the date that the Corporation first issues any of its shares of Common Stock pursuant to an underwritten public offering.

         "Investor Stockholders" means (i) Acadia Partners, L.P. ("Acadia") or
(ii) the "group" (within the meaning of Section 13(d)(3) of the Exchange Act) comprised of the direct and indirect general or limited partners of Acadia having "beneficial ownership" (as defined in Rule 13d-3 of the Exchange Act) of more than five percent (5.0%) of the outstanding Common Stock of the Corporation to which Acadia shall have assigned in writing Acadia's rights under this Agreement (the "Transferee Group", provided, that prior to or concurrently with such assignment, Acadia shall have delivered written notice of such assignment to the Corporation. For purposes of determining the number of shares of Common Stock owned by Acadia and/or the Transferee Group, the parties hereto shall be entitled to rely on the information set forth in any schedule or filing made by Acadia and/or the Transferee Group under the Exchange Act.

         "Involuntary Transfer" means any transfer, proceeding or action by or in which a Management Stockholder shall be deprived or divested of any right, title or interest in or to any shares of Common Stock, including, without limitation, (i)


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any seizure under levy of attachment or execution or any foreclosure upon a pledge of such shares, (ii) any transfer in connection with bankruptcy (whether pursuant to the filing of a voluntary or an involuntary petition under Title 11 of the United States Code or any modifications or revisions thereto) or other court proceeding to a debtor in possession, trustee in bankruptcy or receiver or other officer or agency, (iii) any transfer to a state or to a public officer or agency pursuant to any statute pertaining to escheat or abandoned property, (iv) any transfer pursuant to a divorce or separation agreement or a final decree of a court in a divorce action, (v) any transfer incident to guardianship or such other similar proceedings upon or occasioned by the incapacity or incompetence of the Management Stockholder, or (vi) any transfer upon the death of a Management Stockholder through testamentary disposition or under the laws of intestate succession.

         "Management Stockholders" means the senior management of the Corporation identified on Exhibit A attached hereto and any Permitted Transferees thereof; provided, however, that (x) any person (including a Permitted Transferee) that acquires shares of Common Stock in connection with an Involuntary Transfer shall not be a Management Stockholder hereunder, (y) no person (including a Permitted Transferee) shall be a Management Stockholder after the date on which such person (or in the case of a Permitted Transferee, the transferor Management Stockholder) is no longer employed by, or under a consulting arrangement with, the Corporation, and (z) no Permitted Transferee shall be a party hereto after it ceases to own any shares of Common Stock.

         "Permitted Transferee" means (x) the spouse or any lineal ancestor or descendant of a Management Stockholder or (y) any partnership or trust established by a Management Stockholder solely for the benefit of any of the foregoing over which such Management Stockholder retains voting or investment power.

         "Shares" means (i) the issued and outstanding shares of Common Stock owned by the Management Stockholders as described in Columns 1 and 2 on Exhibit A hereto, (ii) the shares of Common Stock set forth in Column 3 on Exhibit A hereto issuable to the Management Stockholders upon the exercise by the Management Stockholders of the options exercisable for such shares, (iii) the issued and outstanding shares of Common Stock owned by Acadia as described on Exhibit B hereto, (iv) the issued and outstanding shares of Common Stock owned by the Transferee Group from time to time, and (v) all shares of Common Stock hereafter acquired by any such Stockholder, including all shares of Com-





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mon Stock issued or issuable as a result of any stock dividend on, or stock split or reclassification or conversion of, or in exchange for, any such Common Stock.

         "Stockholders" means the Investor Stockholders and the Management Stockholders.

         2.      Election of Directors.

                 During the term of this Agreement, each Stockholder agrees to use its best efforts from time to time (including, without limitation, voting its Shares, calling special meetings of the stockholders of the Corporation and executing and delivering written consents, as appropriate) to cause the following:

                 2.1 The Board of Directors of the Corporation shall consist of six (6) members (nine (9) members if the Investor Stockholders increase the size of the Board pursuant to Section 2.1.3(b) hereof) which, effective as of the Going Public Date, shall be divided into three (3) classes -- Class I, Class II, and Class III, which shall be as nearly equal in number as possible.

                 2.2  Each Director shall serve a term ending on the third
(3rd) annual meeting following the annual meeting at which such director was elected, provided, however, that (i) each Director first elected to Class I shall hold office until the annual meeting of stockholders in 1998, (ii) each Director first elected to Class II shall hold office until the annual meeting of stockholders in 1999, and (iii) each Director first elected to Class III shall hold office until the annual meeting of stockholders in 2000.

                 2.3 (a) During the period of time that Acadia (or the Transferee Group, as the case may be) owns twelve and one-half percent (12.5%) or more of the fully-diluted outstanding Common Stock of the Corporation, two of the Directors of the Corporation (including those named to any vacancies caused by the resignation, removal or death of directors), consisting of one Director in Class II and one Director in Class III, shall be persons designated by Acadia (or by the holders of a majority of the outstanding shares of Common Stock held by the Transferee Group, as the case may be).

                      (b) In addition, during the period of time that Acadia (or the Transferee Group, as the case may be) owns (i) twenty percent (20.0%) or more of the fully-diluted outstanding Common Stock of the Corporation, Acadia (or the holders of a majority of the outstanding shares of Common Stock held by





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

the Transferee Group, as the case may be) shall have the right at any time to act by written consent or otherwise to increase the size of the Board of Directors from six members to nine members and designate three (3) additional Directors of the Corporation (one of which shall serve in each of Class I, Class II and Class III), such three Directors to be in addition to any directors designated pursuant to Section 2.1.3(a) hereof, and (ii) twelve and one-half percent (12.5%) or more of the fully-diluted outstanding Common Stock of the Corporation, Acadia (or the holders of a majority of the outstanding shares of Common Stock held by the Transferee Group, as the case may be) shall, in the event that for any reason the Board of Directors consists of nine or more members, have the right at any time to designate one additional Director of the Corporation, such Director to be in addition to any directors nominated pursuant to Section 2.1.3(a) hereof.

                          (c)  During the period of time that Acadia (or the
Transferee Group, as the case may be) owns less than twelve and one-half percent (12.5%) of the fully-diluted Common Stock of the Corporation but five percent (5%) or more of the fully-diluted Common Stock of the Corporation, one of the Directors of the Corporation (including a director named to any vacancy caused by the resignation, removal or death of directors) shall be a person designated by Acadia (or by holders of a majority of the outstanding shares of Common Stock held by the Transferee Group, as the case may be).

                 During the period of time that the Management Stockholders own seven and one-half percent (7.5%) or more of the fully-diluted outstanding Common Stock of the Corporation, two of the Directors of the Corporation (including those named to any vacancies caused by the resignation, removal or death of directors), consisting of one Director in Class I and one Director in Class III, shall be persons nominated by George V. Bayly on behalf of the Management Stockholders, and during the period of time that the Management Stockholders own less than seven and one-half percent (7.5%) of the fully-diluted Common Stock of the Corporation but five percent (5.0%) or more of the fully-diluted Common Stock of the Corporation, one of the Directors of the Corporation (including those named to any vacancies caused by the resignation, removal or death of directors) shall be a person designated by George V. Bayly on behalf of the Management Stockholders.

                 During the term of this Agreement, two of the Directors of the Corporation (who shall be free of any relationship that would interfere with the exercise of their independent judgment as Directors as provided in Section
2.1.5 hereof), consisting of one Director in Class I and one Director in Class II, shall





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be persons mutually acceptable to, and designated by, George V. Bayly on behalf of the Management Stockholders and Acadia (or the holders of a majority of the outstanding shares of Common Stock held by the Transferee Group, as the case may be).

                 2.4 If George V. Bayly ceases to be the Chief Executive Officer of the Corporation for any reason, then the Directors to be designated on behalf of the Management Stockholders shall be designated by George V. Bayly's successor as Chief Executive Officer, unless Management Stockholders then employed by the Corporation holding a majority of the Shares then held by all such Management Stockholders (for which purpose, such Management Stockholders shall be deemed to hold the shares issuable upon the exercise of any vested options) select a different person to make such designation (which person shall be a Management Stockholder then employed by the Corporation).

                 2.5 Notwithstanding anything in this Agreement to the contrary, at all times commencing promptly after the Going Public Date, there shall be at least two Directors who, in the view of the Board of Directors, are free of any relationship that would interfere with the exercise of their independent judgment as Directors (each, an "Independent Director"). If at any time there is not at least two Independent Directors or designees to be Directors hereunder about whom the Board of Directors has such a view, Acadia (or the holders of a majority of the outstanding shares of Common Stock held by the Transferee Group, as the case may be) and George V. Bayly on behalf of the Management Stock- holders shall mutually agree upon the nomination of any such Independent Director. If such persons shall be unable to agree upon the nomination of any such Independent Director, the Board of Directors shall, by the vote of a majority of the Directors, elect an Independent Director.

         3. Specific Performance. The parties agree that the parties hereto will be irreparably damaged in the event that this Agreement is not specifically enforced. In the event of a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any of the parties hereto, the other parties shall, in addition to all other remedies, be entitled (without any bond or other security being required) to a temporary and/or permanent injunction without showing any actual damage or that monetary damages would not provide an adequate remedy, and/or a decree for specific performance, in accordance with the provisions hereof.

         4.      Miscellaneous.





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                          (a)  Governing Law; Consent to Jurisdiction.  This
Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to principles of conflicts of law. Each of the parties hereto agrees that any legal action between the parties relating to the entry into or performance of this Agreement, or the interpretation or enforcement of the terms hereof, shall exclusively be brought in a federal or state court located in the New Castle County, Delaware, having jurisdiction of the subject matter thereof, and each party irrevocably consents to personal jurisdiction in any such federal or state court, waives any right to object to such venue or to assert the defense of forum non-conveniens, and agrees that service of complaint or other process may be made by certified or registered mail addressed to such party at its address set forth in, or determined in accordance with, Section 4(h) hereof.

                          (b)  Entire Agreement; Amendments.  This writing
constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except by a written agreement signed by (i) Acadia (or the holders of at least a majority of the outstanding shares of Common Stock held by the Transferee Group, as the case may be) on the date of such amendment or modification, and (ii) the holders of at least a majority of the outstanding shares of Common Stock held by the Management Stockholders on the date of such amendment or modification. Notwithstanding anything in this Agreement to the contrary, any modification or amendment of this Agreement by a written agreement signed by, or binding upon, a Stockholder shall be valid and binding upon any and all persons or entities who may in accordance with the terms of this Agreement, at any time, have rights under or pursuant to this Agreement in respect of the Shares.

                          (c)  Waiver.  No waiver of any breach or default
hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

                          (d)  Assignments; Successors and Assigns.  Except as
provided in this Agreement, this Agreement shall not be assigned by any of the parties hereto and this Agreement is not intended to confer upon any other person except the Investor Stockholders and the Management Stockholders any rights or obligations hereunder.

                          (e)  Severability.  If any provision of this
Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall attach only





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to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision was not contained herein.

                          (f)  Further Assurances.  Each party here to shall
cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

                          (g)  Counterparts.  This Agreement may be executed in
one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

                          (h)  Notices.  All notices or other communications
provided for herein shall be in writing and shall be deemed duly given and received (i) on the third (3rd) full business day following the day of the mailing thereof by registered or certified mail, return receipt requested, or
(ii) on the first (1st) business day following the day of delivery to a reputable over-night air courier service, or (iii) on the day delivered personally at the address listed below a Stockholder's signature, or at such other place as the Stockholder shall have designated by notice as herein provided.

                          (i)  Recalcitrant Holder.  If any holder of Common
Stock who is required to take any action pursuant hereto fails to take the action required within the prescribed time period, or, if no time period is prescribed, within twenty-four (24) hours of written demand that such action be taken, then the other Stockholders may take any such action on behalf of such holder and such action shall be deemed to have been taken by such holder. Each holder of Common Stock hereby irrevocably appoints the other stockholders as his, her or its agent and proxy to take any such action on behalf of such holder (including, without limitation, to execute and deliver one or more written consents), and acknowledges that the agency and proxy relationship created hereby is irrevocable and coupled with an interest.

                          (j)  Term of Agreement.  This Agreement shall
continue in full force and effect until the earlier to occur of (a) the tenth
(10th) anniversary of the date hereof, (b) the date that Acadia holds "beneficial ownership" (as defined in Rule 13d-3 of the Exchange Act) of less than five percent (5.0%) of the fully-diluted outstanding shares of Common Stock of the Corporation if, on or prior to





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such date, the Transferee Group has not assumed in writing Acadia's obligations hereunder, (c) the date that the Transferee Group holds "beneficial ownership" (as defined in Rule 13d-3 of the Exchange Act) of less than five percent (5.0%) of the fully-diluted outstanding shares of Common Stock of the Corporation, or
(d) a mutually acceptable termination date set forth in a written agreement between Acadia (or the Transferee Group, as the case may be) and the holders of at least a majority of the outstanding shares of Common Stock held by the Management Stockholders.

         Transferability of Shares. Nothing herein contained shall restrict the right of any Stockholder to transfer such Stockholder's Shares.

         5. Agreements of the Corporation. The Corporation hereby agrees that upon receiving notice from any stockholder that such stockholder intends to take action pursuant to Section 2 by written consent, it shall take all such actions as may be required to permit such action to be so taken, including, without limitation, the preparation and distribution of an information statement pursuant to Regulation 14C of the Securities Exchange Act of 1934 and the filing thereof with the Securities and Exchange Commission. The Corporation hereby acknowledges that the power and authority granted by Section 4(i) is irrevocable and coupled with an interest.





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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Stock Purchase Agreement as of the date first above written.

                                   MANAGEMENT STOCKHOLDERS




                                   ---------------------------------------------
                                   Name:     George V. Bayly
                                   Title:    President & Chief Executive Officer

                                   Address:
                                            ------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------




                                   ---------------------------------------------
                                   Name:     Richard R. Cote
                                   Title:    Vice President & Treasurer

                                   Address:
                                            ------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------




                                   ---------------------------------------------
                                   Name:     Donald C. Devine
                                   Title:    Vice President & General Manager

                                   Address:
                                            ------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------



                                   ---------------------------------------------
                                   Name:     Thomas S. Ellsworth
                                   Title:    Vice President & General Manager





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                                     Address:
                                              ---------------------------------

                                     ------------------------------------------

                                     ------------------------------------------




                                     ------------------------------------------
                                     Name:     Patrick J. Farrell
                                     Title:    Vice President

                                     Address:
                                              ---------------------------------

                                     ------------------------------------------

                                     ------------------------------------------




                                     ------------------------------------------
                                     Name:     Eugene J. Gentili
                                     Title:    Vice President

                                     Address:
                                              ---------------------------------

                                     ------------------------------------------

                                     ------------------------------------------




                                     ------------------------------------------
                                     Name:     Robert W. George
                                     Title:    Vice President

                                     Address:
                                              ---------------------------------

                                     ------------------------------------------

                                     ------------------------------------------




                                     ------------------------------------------
                                     Name:     Roger A. Kurinsky
                                     Title:    Vice President




                                     11
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                                     Address:
                                              ---------------------------------

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                                     ------------------------------------------

                                     Name:     Jeremy S. Lawrence
                                     Title:    Vice President Human Resources

                                     Address:
                                              ---------------------------------

                                     ------------------------------------------

                                     ------------------------------------------




                                     ------------------------------------------
                                     Name:     G. Douglas Patterson
                                     Title:    Vice President & General Counsel

                                     Address:
                                              ---------------------------------

                                     ------------------------------------------

                                     ------------------------------------------




                                     ------------------------------------------
                                     Name:     Frank V. Tannura
                                     Title:    Vice President & Chief Financial
                                               Officer


                                     Address:
                                              ---------------------------------

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                                     12
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                                     Name:     Eugene M. Whitacre
                                     Title:    Vice President and General
                                               Manager


                                     Address:
                                              --------------------------------

                                     -----------------------------------------

                                     -----------------------------------------


                                     INVESTOR STOCKHOLDERS:



                                     ACADIA PARTNERS, L.P.

                                     By:     Acadia FW Partners, L.P.,
                                             its General Partner

                                     By:     Acadia MGP, Inc., its Managing
                                             General Partner



                                     By:
                                        --------------------------------------

                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------

                                     Address:
                                             ---------------------------------

                                     -----------------------------------------

                                     -----------------------------------------









Solely for purposes of Section 5 hereof:


IVEX PACKAGING CORPORATION





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By:________________________________________
Name:
Title:





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EXHIBIT A


                        LIST OF MANAGEMENT STOCKHOLDERS
                                       OF
                           IVEX PACKAGING CORPORATION

                                                 Column 1          Column 2          Column 3
                                                 --------          --------          --------

                                                                                     Number of
                                                                                     Shares of
                                                                                   Common Stock
                                                 Number of         Number of       Issuable upon
                                                 Shares of         Shares of         Exercise
Name                      Title                Common Stock      Common Stock       of Options
----                      -----                ------------      ------------       ----------
G.V. Bayly                Pres./CEO

C. Cote                   VP/Treas.

D.C. Devine               VP/GM

T.S. Ellsworth            VP/GM

P.J. Farrell              Vice Pres.

E.J. Gentili              Vice Pres.

R.W. George               Vice Pres.

R.A. Kurinsky             Vice Pres.

J.S. Lawrence             Vice Pres.

G.D. Patterson            VP/GC

F.V. Tannura              VP/CFO

E.M. Whitacre             VP/GM
                                              ===============   ===============   ===============





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

EXHIBIT B



                         LIST OF INVESTOR STOCKHOLDERS
                                       OF
                           IVEX PACKAGING CORPORATION

                                      Number of
Name                             Outstanding Shares\
----                             ------------------

Acadia Partners, L.P.





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